Exhibit 32.1

            CERTIFICATION OF PRESIDENT AND VICE PRESIDENT AND CASHIER
             PURSUANT TO 18 U.S.C. SECTION 1350 (AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


In  connection  with the  Quarterly  Report  of  Volunteer  Bancorp,  Inc.  (the
"Corporation") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the President and Vice President and Cashier of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation;

Date:  November  12, 2004                     By: /s/ Reed D. Matney
                                                 -------------------------------
                                                     Reed D. Matney
                                                     President


Date:  November  12, 2004                     By: /s/ Greg Oliver
                                                 -------------------------------
                                                     Greg Oliver
                                                     Vice President and Cashier